[Logo]EquiServe                                                 V O T E
                                                              -----------
                                                              B Y   N E T


VOTE BY NET

STEP 1

Welcome to the EquiServe online voting wizard!

Just follow a few simple steps to complete the secure online voting process:

Authentication:        Login using your voter control number

Delivery Preference:   Set up future delivery of your annual meeting materials

Voting:                Vote your proxy and receive your confirmation online

Options: View and/or print an admission ticket for annual meeting and review other options

If you have shares in more than one account, you may have received more than one proxy card or e-mail notification for the annual meeting materials, each with a specific voter control number. These proxies must be voted one at a time. To get started now, login below and click "Continue."

Step 1: Authentication

Enter the voter control number as it appears on your proxy card or e-mail notification. ____________________________________________________________

Enter the last 4 digits of the U.S. social security number (SSN) or the U.S. taxpayer identification number (TIN) for this account.* _______


*If you do not have a SSN or TIN for this account, please leave this box blank.
                                                                          \
                                                                CONTINUE --
                                                                          /

[Logo]EquiServe                                                 V O T E
                                                              -----------
                                                              B Y   N E T

VOTE BY NET

GM


STEP 2

WELCOME

  YOUR NAME
  YOUR ADDRESS
  YOUR CITY, STATE ZIP


Delivery Preference

Select how you would like to receive your future annual meeting materials:

     / /     Postal mail -or-



     / /     Electronically (View Terms and Conditions for Electronic Delivery)
                            ---------------------------------------------------

             E-mail address (e.g., name@xyz.com) ___________________________

             Enter e-mail address again for validation _____________________



Annual Meeting Materials


You may view the following Annual Meeting materials and then click "Continue" to go to the voting page.

     Annual Report
     -------------


     Proxy Statement
     ---------------


                                                                          \
                                                                CONTINUE --
                                                                          /

[Logo]EquiServe                                                 V O T E
                                                              -----------
                                                              B Y   N E T

VOTE BY NET

GM

STEP 3

GENERAL MOTORS CORPORATION
PROXY/VOTING INSTRUCTIONS

PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS HOTEL DU PONT, 11TH & MARKET STREETS, WILMINGTON, DELAWARE
TUESDAY, JUNE 3, 2003, 9 A.M. LOCAL TIME

The undersigned authorizes G. Richard Wagoner, Jr., John M. Devine, and Robert
A. Lutz, and each of them as the Proxy Committee, to vote the COMMON STOCK AND/OR CLASS H COMMON STOCK of the undersigned upon the nominees for Directors:
P. N. Barnevik, J. H. Bryan, A. M. Codina, G. M. C. Fisher, K. Katen,
A. G. Lafley, P. A. Laskawy, E. S. O'Neal, E. Pfeiffer, and G. R. Wagoner, Jr.; upon the other Items described on the pages identified in the Table of Contents to the Proxy Statement; and upon all other matters which may come before the 2003 Annual Meeting of Stockholders of General Motors Corporation, or any adjournment thereof.

This also provides voting instructions for the shares held in various employee savings plans as described in the Proxy Statement. IF YOUR REGISTRATIONS ARE NOT IDENTICAL, YOU MAY HAVE RECEIVED MORE THAN ONE SET OF PROXY MATERIALS. FOR ALL YOUR SHARES TO BE VOTED, YOU MUST VOTE ALL THE PROXIES YOU RECEIVED.


General Motors Corporation Board of Directors recommends a vote:

     "FOR" all Nominees
     "FOR" Proposal 2
     "AGAINST" Proposal 3
     "AGAINST" Proposal 4
     "AGAINST" Proposal 5
     "AGAINST" Proposal 6
     "AGAINST" Proposal 7
     "AGAINST" Proposal 8
     "AGAINST" Proposal 9
     "AGAINST" Proposal 10

Check this box to cast your vote in accordance with the recommendations of The
Board of Directors:                                                     / /

General Motors Corporation Board of Directors recommends a vote "FOR" all Nominees.


1. Election of Directors    / / FOR ALL NOMINEES, except withheld as noted below
                            / / WITHHELD AS TO ALL NOMINEES

                           / / P. N. Barnevik     / / J. H. Bryan         / / A. M. Codina    / / G. M. C. Fisher
                           / / K. Katen           / / A. G. Lafley        / / P. A. Laskawy   / / E. S. O'Neal
                           / / E. Pfeiffer        / / G. R. Wagoner, Jr.



General Motors Corporation Board of Directors recommends a vote "FOR"
Proposal 2.
2. Ratify selection of independent accountants       FOR    AGAINST    ABSTAIN
                                                     / /      / /        / /

General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 3.
3. Stockholder proposal to retain auditing           FOR    AGAINST    ABSTAIN
   consulting firm that was not part of              / /      / /        / /
   Deloitte & Touche


General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 4.
4. Stockholder proposal to report on                 FOR    AGAINST    ABSTAIN
   greenhouse gas emissions                          / /      / /        / /

General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 5.
5. Stockholder proposal to require an independent    FOR    AGAINST    ABSTAIN
   chairman separate from chief executive officer    / /      / /        / /

General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 6.
6. Stockholder proposal to require stockholder       FOR    AGAINST    ABSTAIN
   approval of a "poison pill"                       / /      / /        / /

General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 7.
7. Stockholder proposal to adopt cumulative          FOR    AGAINST    ABSTAIN
    voting                                           / /      / /        / /

General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 8.
8. Stockholder proposal to appoint independent       FOR    AGAINST    ABSTAIN
   directors to key Board committees                 / /      / /        / /

General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 9.
9. Stockholder proposal to award performance-        FOR    AGAINST    ABSTAIN
   based stock options to senior executives          / /      / /        / /
   and directors

General Motors Corporation Board of Directors recommends a vote "AGAINST" Proposal 10.
10. Stockholder proposal to appoint independent      FOR    AGAINST    ABSTAIN
    auditor that will not provide GM with            / /      / /        / /
    non-audit consulting services


To cast your vote please click "Submit."
(NOTE: Your vote will not be counted until you click "Submit.")




                                                                          \
                                                                  SUBMIT --
                                                                          /